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                                                                   EXHIBIT 10.36


                SEVERANCE POLICY FOR AMERICA AND PACIFIC GROUPS


In consideration of risk associated with the spin-off of the America and Pacific Groups the following severance schedule will be utilized throughout 1999 for the executives at the America and Pacific Groups.


    Group President and Senior Vice President         Three years
    Division President                                Two Years
    Vice President                                    One Year